Pruco Life Insurance Company of New Jersey	Christopher J. Madin Vice President, Corporate Counsel Pruco Life Insurance Company of New Jersey 280 Trumbull Street Hartford, CT 06103 (860) 534-6087 christopher.madin@prudential.com March 8, 2024
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company of New Jersey (“Depositor”)
Pruco Life of New Jersey Variable Appreciable Account (“Registrant”) (File No. 811-03974)

Dear Commissioners:

Pruco Life Insurance Company of New Jersey (“We”), on behalf of the Registrant, has transmitted to contract owners the annual reports for the underlying funds for the period ending December 31, 2023.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
BNY Mellon Investment Portfolios	811-08673
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Calvert Variable Products, Inc.	811-04000
Variable Insurance Products Fund II (Fidelity Variable Insurance Products Fund II)	811-05511
Variable Insurance Products Fund III (Fidelity Variable Insurance Products Fund III)	811-07205
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Fund Trust	811-21853
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (860) 534-6087.

Sincerely,

 /s/ Christopher J. Madin
Christopher J. Madin

VIA EDGAR